DocuSign Envelope ID: FB231FAF-C745-4FAF-9306-C7776E37E7C3 FIFTH AMENDMENT TO LEASE This Fifth Amendment to Lease (this “Amendment”) is dated to be effective as of Wed Apr 25, 2018 (the “Effective Date”) by and between CUMMINS STATION, LLC, a Tennessee limited liability company (“Landlord”), and EVENTBRITE, INC., a Delaware corporation (“Tenant”). RECITALS: WHEREAS, Landlord and Tenant entered into a Lease Agreement effective as of May 12, 2014, as most recently amended by that certain Fourth Amendment to Lease dated to be effective as of January 28, 2018 (as amended, the “Lease”) within the Cummins Station Building (the “Building”); and WHEREAS, Landlord and Tenant desire to amend certain portions of the Lease, all as set forth herein. NOW, THEREFORE, for and in consideration of the foregoing premises and other valuable considerations, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby amend the Lease as follows: 1. Incorporation. Defined terms herein shall have the same meanings as set forth in the Lease or the recitals unless otherwise provided herein. The matters set forth in the recitals above are hereby incorporated by reference. 2. Expansion. Landlord shall deliver to Tenant the Coterminous Space consisting of Suites 309 and 311 consisting of approximately 6,800 rentable square feet, as shown on Exhibit A to this Amendment (the “Expansion Space”). Suite 309 will be delivered in its “as is” condition on July 1, 2018 (the “309 Delivery Date”). Suite 311 will be delivered in its “as is” condition on January 1, 2019 (the “311 Delivery Date”). 3. Allowance. Landlord will provide to Tenant an allowance of $45.00 per rentable square foot within the Expansion Space, plus $10.00 per rentable square feet in the existing Premises of 19,372 rentable square feet, for a total of $499,720.00 (the “Allowance”), which may be used in the existing Premises or the Expansion Space, and shall payable as set forth in Section 6 of the Workletter attached to that Second Amendment to Lease dated as of March 22, 2016 (the “Workletter”). Landlord and Tenant agree that Landlord shall have full discretion to allocate or apportion the Allowance in a way that maximizes Landlord’s tax benefits under applicable Internal Revenue Service regulations, including without limitation the application or allocation to the completion of improvements to building systems and improvements that qualify as qualified improvements and or qualified real property and/or repairs and maintenance under tangible asset regulations. Tenant agrees to report such expenses consistently with Landlord’s determination. 4. Commencement. Commencement of the Term applicable to Suite 309 of the Expansion Space (the “309 Commencement Date”) shall be the earlier of (a) Tenant’s occupancy and business use of Suite 309, or (b) September 1, 2018. Commencement of the Term applicable to Suite 311 of the Expansion Space (the “311 Commencement Date”) shall be the earlier of (a) Tenant’s occupancy and business use of Suite 311, or (b) March 1, 2019. 4847-9634-4672.3 1

DocuSign Envelope ID: FB231FAF-C745-4FAF-9306-C7776E37E7C3 5. Extension of Term. The Term of the Lease shall be extended to the date that is the later of (a) eighty-four (84) months following the 311 Commencement Date, or February 28, 2026. Base Rent per rentable square foot on the existing Premises from and after January 1, 2023, shall be the same as set forth in Section 6 below. 6. Base Rent. Commencing on the 309 Commencement Date and 311 Commencement Date, respectively, the Base Rent payable under the Lease for Suite 309 and Suite 311 shall be the sum of the Base Rent for the current Premises plus the Base Rent for Suite 309 and Suite 311. Base Rent for Suite 309 and Suite 311 of the Expansion Space shall be as set forth below, with changes on the dates noted: Suite 309 Change Date Base Rent Annual Monthly Installment 12/1/2018 $38.20 $63,034.46 $5,252.87 12/1/2019 $39.35 $64,925.49 $5,410.46 12/1/2020 $40.53 $66,873.25 $5,572.77 12/1/2021 $41.75 $68,879.45 $5,739.95 12/1/2022 $43.00 $70,945.83 $5,912.15 12/1/2023 $44.29 $73,074.21 $6,089.52 12/1/2024 $45.62 $75,266.44 $6,272.20 12/1/2025 $46.98 $77,524.43 $6,460.37 Suite 311 Change Date Base Rent Annual Monthly Installment 12/1/2018 $38.20 $196,743.91 $16,395.33 12/1/2019 $39.35 $202,646.22 $16,887.19 12/1/2020 $40.53 $208,725.61 $17,393.80 12/1/2021 $41.75 $214,987.38 $17,915.61 12/1/2022 $43.00 $221,437.00 $18,453.08 12/1/2023 $44.29 $228,080.11 $19,006.68 12/1/2024 $45.62 $234,922.51 $19,576.88 12/1/2025 $46.98 $241,970.19 $20,164.18 7. Proportionate Share. From and after the 309 Commencement Date, the Premises shall be deemed to include 21,022 rentable square feet. The Proportionate Share of Tenant shall be 5.26%. From and after the 311 Commencement Date, the Premises shall be deemed to include 26,172 rentable square feet. The Proportionate Share of Tenant shall be 6.54%. 8. Parking Passes. (a) Suite 309. Tenant shall have an additional ten (10) parking passes, not including multi-person parking passes, in lots serving the Building from and after the 309 Expansion Commencement, not including Multi-Person Parking Access Passes, subject to the 4847-9634-4672.3 2

DocuSign Envelope ID: FB231FAF-C745-4FAF-9306-C7776E37E7C3 provisions, including payment amounts, as set forth in the Second Amendment to Lease. The cost for five (5) of the parking passes shall be the Building’s “by right” parking pass rate of $113.61 for 2018, with three percent (3.0%) increases each January 1st thereafter, and the cost for the remaining five (5) parking passes will be the market rate applicable to parking passes for the Building, calculated as $145.75 per pass per month, with three percent (3.0%) increases each January 1st thereafter, in each case not including Parking Expense Increases, but subject to the provisions and limitations regarding market rate as set forth in Section 4(a) of the Second Amendment to Lease. (b) Total Parking. From and after the 309 Expansion Commencement, Tenant shall have a total of 117 parking passes. The cost for sixty three (63) of the parking passes shall be the Building’s “by right” parking pass rate of $113.61 for 2018, with three percent (3.0%) increases each January 1st thereafter, and the cost for the remaining fifty four (54) parking passes will be the market rate applicable to parking passes for the Building, calculated as $145.75 per pass per month, with three percent (3.0%) increases each January 1st thereafter, in each case not including Parking Expense Increases, but subject to the provisions and limitations regarding market rate as set forth in Section 4(a) of the Second Amendment to Lease (c) Suite 311. Tenant shall have an additional twenty-nine (29) parking passes, not including multi-person parking passes, in lots serving the Building from and after the 311 Expansion Commencement, not including Multi-Person Parking Access Passes, subject to the provisions, including payment amounts, as set forth in the Second Amendment to Lease. The cost for sixteen (16) of the parking passes shall be the Building’s “by right” parking pass rate of $117.02 for 2019, with three percent (3.0%) increases each January 1st thereafter, and the cost for the remaining thirteen (13) parking passes will be the market rate applicable to parking passes for the Building, calculated as $150.12 per pass per month, with three percent (3.0%) increases each January 1st thereafter, in each case plus Parking Expense Increases, but subject to the provisions and limitations regarding market rate as set forth in Section 4(a) of the Second Amendment to Lease. (d) Total Parking. From and after the 311 Expansion Commencement, Tenant shall have a total of 146 parking passes. The cost for seventy nine (79) of the parking passes shall be the Building’s “by right” parking pass rate of $117.02 for 2019, with three percent (3.0%) increases each January 1st thereafter, and the cost for the remaining sixty seven (67) parking passes will be the market rate applicable to parking passes for the Building, calculated as $150.02 per pass per month, with three percent (3.0%) increases each January 1st thereafter, in each case not including Parking Expense Increases, but subject to the provisions and limitations regarding market rate as set forth in Section 4(a) of the Second Amendment to Lease. 9. Base Rent Adjustment. There is hereby added to the Lease a new Section 2(c)(vi) as follows: “(vi) Taxes, Insurance, Operating Expenses, and Parking Expense Increases are determined for the Expense Stop, Base Year, and annual determinations of the Base Rent Adjustment and charge for Parking Expense Increases based on the current configuration of buildings, improvements and parcels of real property providing tenant premises, parking and other support services for the Building, including parcels owned by Landlord 4847-9634-4672.3 3

DocuSign Envelope ID: FB231FAF-C745-4FAF-9306-C7776E37E7C3 affiliates. In the event that real property or improvements is reconfigured or replaced by, among other things, structured parking, whether on a temporary or permanent basis, and whether on parcels owned by Landlord or Landlord’s affiliates, Landlord may recalculate the component elements of Taxes, Insurance, Operating Expenses, and the calculation of Parking Expense Increases consistent with such reconfiguration or other services that may be provided, and make revisions to the Expense Stop and Base Year as may be deemed necessary or appropriate by Landlord to reflect such reconfiguration; provided: a. Landlord provides written notice of the adjustment to Tenant and a description of the basis for such adjustment; b. The adjustment shall result in no net increase to Tenant for the Base Rent Adjustment or Parking Expense Increases for the Calendar Year in which the adjustment is applicable, and in no event shall any cost component be double-billed to Tenant, whether as a component of Taxes, Insurance, Operating Expenses, or Parking Expense Increases; c. The elements of Operating Expenses and Parking Expense Increases shall comply with the provisions of Section 2(b)(ii) of the Lease with respect to Parking Expense Increases and with the provisions of Section 2(c)(i)(f) of the Lease with regard to Operating Expenses; and d. The adjustment shall take effect at such time as may be required or approved by Landlord’s lender.” 10. Confirmation of Lease. Except as herein modified and amended, the terms and conditions of the Lease shall remain in full force and effect. 11. Execution. This Amendment may be executed by each of the parties hereto in separate counterparts with the same effect as if all parties hereto executed the same counterpart. Each such counterpart shall be deemed an original and all of such counterparts together shall constitute one and the same instrument. A counterpart executed by a party hereto and transmitted to the other parties hereto via facsimile will have the same effect as the delivery of the original counterpart. 12. Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Tennessee. [SIGNATURES ON FOLLOWING PAGE] 4847-9634-4672.3 4

DocuSign Envelope ID: FB231FAF-C745-4FAF-9306-C7776E37E7C3 IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed pursuant to authority duly given to be effective as of the Effective Date. LANDLORD: CUMMINS STATION, LLC, a Tennessee limited liability company By: ZACHARY P. LIFF, President 2018-04-25 Date: TENANT: EVENTBRITE, INC., a Delaware corporation By: Samantha Harnett Print Name: Title: Vice President, General Counsel 2018-04-30 Date: 4847-9634-4672.3 4/25/18

DocuSign Envelope ID: FB231FAF-C745-4FAF-9306-C7776E37E7C3 EXHIBIT A EXPANSION SPACE 4847-9634-4672.3 4/25/18

DocuSign Envelope ID: 68B029EB-4967-46C4-BF03-F8DF8718C134 SIXTH AMENDMENT TO LEASE This Sixth Amendment to Lease (this “Amendment”) is dated to be effective as of June 24 , 2019 (the “Effective Date”) by and between CUMMINS STATION, LLC, a Tennessee limited liability company (“Landlord”), and EVENTBRITE, INC., a Delaware corporation (“Tenant”). RECITALS: WHEREAS, Landlord and Tenant entered into a Lease Agreement effective as of May 12, 2014, as most recently amended by that certain Fifth Amendment to Lease dated to be effective as of April 25, 2018 (as amended, the “Lease”) within the Cummins Station Building (the “Building”); and WHEREAS, Landlord and Tenant desire to amend certain portions of the Lease, all as set forth herein. NOW, THEREFORE, for and in consideration of the foregoing premises and other valuable considerations, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby amend the Lease as follows: 1. Incorporation. Defined terms herein shall have the same meanings as set forth in the Lease or the recitals unless otherwise provided herein. The matters set forth in the recitals above are hereby incorporated by reference. 2. Expansion and Term. Landlord shall deliver to Tenant Suite 402 consisting of approximately 3,200 rentable square feet, as shown on Exhibit A to this Amendment (the “Sixth Amendment Expansion Space”). The Sixth Amendment Expansion Space will be delivered in its “as is” condition on July 1, 2019 (the “Expansion Commencement Date”), and the Term applicable to the Sixth Amendment Expansion Space shall commence on the Expansion Commencement Date. The Term applicable to the Sixth Amendment Expansion Space only shall terminate on July 31, 2021, notwithstanding any other provision of the Lease; provided, however, that Tenant may terminate the Term applicable to the Sixth Amendment Expansion Space only, such termination to be effective on any date following July 31, 2020, with no less than sixty (60) days prior written notice to Landlord. 3. Base Rent. Commencing on the Expansion Commencement Date, the Base Rent payable under the Lease for the Sixth Amendment Expansion Space shall be at the same rate as applicable to Suites 309 and 311 as set forth in that certain Fifth Amendment to Lease dated April 25, 2018 (the “Fifth Amendment”), as set forth on Exhibit B to this Amendment; provided, however, that no Base Rent shall be due for the month of July, 2019. Base Rent Adjustment shall be due pursuant to the terms of the Lease for the additional rentable square footage in the Sixth Amendment Expansion Space during the Term applicable to the Sixth Amendment Expansion Space. 4. Allowance. Landlord has provided to Tenant an Allowance under the Fifth Amendment. In the event the budget for Tenant Improvements in the Expansion Space, as defined in the Fifth Amendment, is less than the Allowance, the excess Allowance may be used for Tenant Improvements in the Sixth Amendment Expansion Space. 6/24/19

DocuSign Envelope ID: 68B029EB-4967-46C4-BF03-F8DF8718C134 5. Parking Passes. Notwithstanding any other provision of the Lease, Tenant shall be issued no additional parking passes in connection with the Sixth Amendment Expansion Space. 6. Consideration of Sixth Amendment Expansion Space. The Sixth Amendment Expansion Space shall be deemed a portion of the Premises for all purposes under the Lease, except as limited or altered by the provisions of this Amendment. For purposes of any right of expansion, right of first offer, or right of first refusal now or hereafter accruing to Tenant, the Sixth Amendment Expansion Space shall not be deemed a portion of the Premises except to the extent that any right of expansion, offer, refusal, or renewal is capped by or contingent on the total rentable square footage within the Premises prior to or after such expansion; provided, however, that the Sixth Amendment Expansion Space shall be included in the calculation of total rentable square footage for the Premises during the Term applicable to the Sixth Amendment Expansion Space. 7. Confirmation of Lease. Except as herein modified and amended, the terms and conditions of the Lease shall remain in full force and effect. 8. Execution. This Amendment may be executed by each of the parties hereto in separate counterparts with the same effect as if all parties hereto executed the same counterpart. Each such counterpart shall be deemed an original and all of such counterparts together shall constitute one and the same instrument. A counterpart executed by a party hereto and transmitted to the other parties hereto via facsimile will have the same effect as the delivery of the original counterpart. 9. Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Tennessee. [SIGNATURES ON FOLLOWING PAGE] 6/24/19 2

DocuSign Envelope ID: 68B029EB-4967-46C4-BF03-F8DF8718C134 IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed pursuant to authority duly given to be effective as of the Effective Date. LANDLORD: CUMMINS STATION, LLC, a Tennessee limited liability company By: ZACHARY P. LIFF, President 6/26/2019 Date: TENANT: EVENTBRITE, INC., a Delaware corporation By: Print Name:Simaanthi Balaraman Title: Global Head, Real Estate & Facilities Date:2019-06-24 6/24/19 3

DocuSign Envelope ID: 68B029EB-4967-46C4-BF03-F8DF8718C134 EXHIBIT A EXPANSION SPACE To Be Attached 6/24/19

DocuSign Envelope ID: 68B029EB-4967-46C4-BF03-F8DF8718C134 EXHIBIT B BASE RENT SCHEDULE Suite 402 Change Date Base Rent Annual Monthly Installment 7/1/2019* $38.20 $122,240.00 $10,186.67 12/1/2019 $39.35 $125,920.00 $10,493.33 12/1/2020 $40.53 $129,696.00 $10,808.00 *No rent will be due for the month of July 2019. 6/24/19

DocuSign Envelope ID: 77361F33-25BA-4DFB-8AF5-7801445480827E48EB35-C1A7-4FF9-9701-7C039954F441 SEVENTH AMENDMENT TO LEASE This Seventh Amendment to Lease (this “Amendment”) is dated to be effective as of December 19 , 2019 (the “Effective Date”) by and between CUMMINS STATION, LLC, a Tennessee limited liability company (“Landlord”), and EVENTBRITE, INC., a Delaware corporation (“Tenant”). RECITALS: WHEREAS, Landlord and Tenant entered into a Lease Agreement effective as of May 12, 2014 (as amended, the “Lease”), as most recently amended by that certain Sixth Amendment to Lease dated to be effective as of June 24, 2019 (the “Sixth Amendment”) within the Cummins Station Building (the “Building”); and WHEREAS, Landlord and Tenant desire to amend certain portions of the Lease, all as set forth herein. NOW, THEREFORE, for and in consideration of the foregoing premises and other valuable considerations, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby amend the Lease as follows: 1. Incorporation. Defined terms herein shall have the same meanings as set forth in the Lease or the recitals unless otherwise provided herein. The matters set forth in the recitals above are hereby incorporated by reference. 2. Expansion and Term. Landlord shall deliver to Tenant Suite 400 consisting of approximately 10,069 rentable square feet, as shown on Exhibit A to this Amendment (the “Seventh Amendment Expansion Space”) in its “as is” condition. The Seventh Amendment Expansion Space will be delivered in its “as is” condition on August 1, 2020 (the “Expansion Commencement Date”), and the Term applicable to the Sixth Amendment Expansion Space shall commence on the Expansion Commencement Date and shall continue until February 28, 2026. From and after the Expansion Commencement Date, the Premises shall consist of 39,441 rentable square feet, and the Tenant’s Proportionate Share shall equal 9.86% until the Term applicable to Suite 402 ends pursuant to the provisions of the Sixth Amendment, at which time Tenant’s Proportionate Share shall be adjusted. 3. Base Rent. Commencing on the Expansion Commencement Date, the Base Rent payable for Suite 400 shall be as follows; provided, however, that no Base Rent shall be due for Suite 400 for the months of August and September 2020. Base Rent Adjustment shall be due for Suite 400 and the remainder of the Premises pursuant to the terms of the Lease for the additional rentable square footage in the Seventh Amendment Expansion Space; provided, however, that no Base Rent Adjustment for Suite 400 shall be due for the months of August and September 2020. Additional Rent due for parking and utilities will be due commencing on the Expansion Commencement Date. Suite 400 Change Date Base Rent Annual Monthly Installment 8/1/2020 $0.00 N/A $0.00 10/1/2020 $40.54 $408,226.46 $34,018.87 12/19/19

DocuSign Envelope ID: 77361F33-25BA-4DFB-8AF5-7801445480827E48EB35-C1A7-4FF9-9701-7C039954F441 12/1/2020 $41.79 $420,805.53 $35,067.13 12/1/2021 $43.08 $433,761.97 $36,146.83 12/1/2022 $44.40 $447,107.11 $37,258.93 12/1/2023 $45.77 $460,852.60 $38,404.38 12/1/2024 $47.18 $475,010.46 $39,584.20 12/1/2025 $48.62 $489,593.05 $40,799.42 4. Parking Passes. Tenant shall be issued and shall pay for forty (40) additional parking passes pursuant to the terms of the Lease at the all-in parking pass 2020 rate of $136.96 (based on the basic rate and a Parking Expense Increase of $12.83 per pass), such rate increasing three percent (3%) each January 1st thereafter. The increase in parking passes includes ten (10) additional passes relating to Suite 402, and terms of Section 5 of the Sixth Amendment are hereby amended with respect to parking passes; provided, however, that if the Term of the Lease for Suite 402 is not extended, such parking passes will terminate with the occupancy of Suite 402. The 2020 rate of $136.96 is hereby established pursuant to Section 2(b)(v) of the Lease as the generally applicable rate for tenants in the Building for the initial three parking passes per thousand rentable square feet, and the Parking Expense Increase will be reset to $0. Nothing set forth herein shall diminish Landlord’s right to increase the cost of parking passes from time to time to rates no greater than the rates generally applicable to other tenants in the Building or to establish future Parking Expense Increases. 5. Suite 402. With written notice no later than one hundred eighty (180) days prior to the expiration date of the Term applicable to Suite 402 pursuant to the Sixth Amendment, which terminates on July 31, 2021, Tenant shall have the right to extend the Term of Suite 402 to the Expiration Date of the Lease with Base Rent at the same rate as is applicable to Suite 311. Tenant hereby waives the right of early termination as to Suite 402 as set forth in Section 2 of the Sixth Amendment. 6. New Signage. Subject to Section 7 below, Tenant, at Tenant’s sole cost and expense, may erect an illuminated building-exterior sign in the location shown on the approved signage plan for the Building (the “Signage Plan”) attached hereto as Exhibit B; provided, however, if Tenant has not exercised this right by the date that is nine (9) months from the date of last execution of this Amendment, Tenant shall no longer have this right. 7. Signage Relocation. In the absence of any Event of Default under the Lease, or any condition that with notice or the passage of time would constitute an Event of Default, and in the event that a signage location becomes available on the north end of the Building facing Demonbreun Street per the Signage Plan, Landlord will provide notice to Tenant of the availability for building signage in such location or, if multiple locations are available, in the location designated by Landlord, and Tenant shall have five (5) business days to exercise a right to relocate its signage to such location; provided, however, that unless Tenant is able to gain approvals, manufacture and complete removal of existing signage and installation of such relocated signage prior to the date that is thirty-six (36) months or more before the Expiration Date, Tenant may not exercise the right unless the Term is extended on terms mutually agreed by Landlord and Tenant. Availability shall be subject and subordinate to any existing rights, and to new tenants that require signage and that occupy 15,000 rentable square feet or more and whose space is predominantly at the Demonbreun end of the Building. 12/19/19 2

DocuSign Envelope ID: 77361F33-25BA-4DFB-8AF5-7801445480827E48EB35-C1A7-4FF9-9701-7C039954F441 (a) If Tenant exercises the right to relocate signage, Tenant, at Tenant’s sole expense, shall remove the signage granted under Section 6 above, repair and re-patch any surface in conjunction with such removal in a manner reasonably satisfactory to Landlord, and cause the signage to be erected in the new location. Tenant may have only one sign on the Building at any one time. 8. Signage Approval and Maintenance. With respect to signage under either Sections 6 or 7 above, there shall be no rent or license payments required to be paid by Tenant for such signage. All signage shall be at Tenant’s expense, and subject to Landlord’s approval in Landlord’s sole discretion. Notwithstanding any other provision of the Lease or this Amendment, all signage, including without limitation placement, location and any illumination, shall be subject to approval by applicable governing authorities, including without limitation approval by the Metropolitan Development and Housing Administration and to all statutes, ordinances and regulations applicable as of the date of such approvals. (b) Landlord shall have the right from time to time to temporarily remove or adjust the signage to facilitate maintenance or other activities on the Building provided such temporary removal or adjustment shall not exceed such time as is reasonably required for the applicable maintenance or other activities without the Tenant’s prior consent. In such event, Landlord shall remove and replace the signage or otherwise adjust the signage at Landlord’s expense. On termination or expiration of the Lease for any reason, or if Tenant is permitted to assign this Lease to an entity not using Tenant’s name or brand, Tenant shall at Tenant’s sole expense remove all signage and mounting hardware and patch and replace any affected Building elements, restoring them to their original condition subject to normal wear and tear, and such obligation shall not be diminished by Landlord’s exercise of its temporary removal right. Tenant at Tenant’s expense shall maintain the signs in good and sightly condition; provided, however, that if Landlord in Landlord’s reasonable discretion determines the signs are not so maintained, Landlord shall have the right but not the duty to provide such maintenance and to bill Tenant for the reasonable costs thereof as Additional Rent. 9. Contingency. Notwithstanding the foregoing, this Amendment is contingent on the current tenant in Suite 400 terminating its lease with respect to Suite 400. 10. Confirmation of Lease. Except as herein modified and amended, the terms and conditions of the Lease shall remain in full force and effect. 11. Execution. This Amendment may be executed by each of the parties hereto in separate counterparts with the same effect as if all parties hereto executed the same counterpart. Each such counterpart shall be deemed an original and all of such counterparts together shall constitute one and the same instrument. A counterpart executed by a party hereto and transmitted to the other parties hereto via facsimile will have the same effect as the delivery of the original counterpart. 12. Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Tennessee. [SIGNATURES ON FOLLOWING PAGE] 12/19/19 3

DocuSign Envelope ID: 77361F33-25BA-4DFB-8AF5-7801445480827E48EB35-C1A7-4FF9-9701-7C039954F441 IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed pursuant to authority duly given to be effective as of the Effective Date. LANDLORD: CUMMINS STATION, LLC, a Tennessee limited liability company By: ZACHARY P. LIFF, President 12/20/2019 Date: TENANT: EVENTBRITE, INC., a Delaware corporation By: Print Name:Christine Hernandez Title: Head of Tax 2019-12-19 Date: 12/19/19 4

DocuSign Envelope ID: 77361F33-25BA-4DFB-8AF5-7801445480827E48EB35-C1A7-4FF9-9701-7C039954F441 EXHIBIT A EXPANSION SPACE 12/19/19

DocuSign Envelope ID: 77361F33-25BA-4DFB-8AF5-7801445480827E48EB35-C1A7-4FF9-9701-7C039954F441 EXHIBIT B NEW SIGNAGE 12/19/19